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                                                                    Exhibit 99.7


                       THE EL-BEE RECEIVABLES CORPORATION
                                3155 EL-BEE ROAD
                               DAYTON, OHIO 45349

                                October 23, 2003

Citicorp North America, Inc.,
    as Program Agent and as a Managing Agent

Fleet Securities Inc., as a Managing Agent

Deutsche Bank Trust Company Americas, as Trustee

            Re:   Elder-Beerman Master Trust
                  Class A Floating Rate Certificates, Series 2000-1

Ladies and Gentlemen:

            Reference is hereby made to (a) the Elder-Beerman Master Trust Pooling and Servicing Agreement, dated as of December 30, 1997 among The El-Bee Receivables Corporation (the "Transferor"), The El-Bee Chargit Corp. (the "Servicer") and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as trustee (in such capacity, the "Trustee") (as amended, restated, supplemented or otherwise modified from time to time, the "PSA"); (b) the Elder-Beerman Master Trust Series 2000-1 Supplement, dated as of May 19, 2000 among the Transferor, the Servicer and the Trustee (as amended by that certain Amendment No. 1 dated as of July 9, 2002, that certain Amendment No. 2 dated as of July 8, 2003, that certain Amendment No. 3 dated as of July 24, 2003 and as amended, restated, supplemented or otherwise modified from time to time, the "Supplement"); and (c) the Series 2000-1 Certificate Purchase Agreement, dated as of May 19, 2000 among the Transferor, CRC Funding, LLC (as successor to Corporate Receivables Corporation) ("CRC Funding"), EagleFunding Capital Corporation ("EagleFunding")and the other commercial paper conduits from time to time party thereto, as Conduit Purchasers (the "Conduit Purchasers"), Citibank, N.A. ("Citibank"), EagleFunding and the other financial institutions from time to time party thereto, as Committed Purchasers (the "Committed Purchasers"), Citicorp North America, Inc. ("CNAI"), Fleet Securities Inc. ("FSI") and the other financial institutions from time to time party thereto, as Managing Agents (the "Managing Agents"), CNAI, as Program Agent (in such capacity, the "Program Agent") and the Trustee (as amended by that certain Amendment No. 1 dated as of July 9, 2002, that certain Amendment No. 2 dated as of July 8, 2003 and as amended, restated, supplemented or otherwise modified from time to time, the "Certificate Purchase Agreement"). Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Supplement or the Certificate Purchase Agreement, as applicable.

            The Transferor hereby notifies you that a Series Early Amortization Event under Section 6.01(o) of the Supplement has occurred and is continuing as a result of the failure to maintain in full force and effect at all times Swaps or Caps (or any combination thereof) having a
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combined aggregate notional amount of at least the Class A Invested Amount, with a Hedge Provider, the short term debt obligations of each of which are rated at least "A-1+" by Standard & Poor's and "P-1" by Moody's (such Series Early Amortization Event, the "Specified Default").

            The Transferor hereby requests that each of the Program Agent, the Managing Agents, the Purchasers and the Trustee waive, until October 31, 2003 only, the Specified Default and by their execution below, the Program Agent, the Managing Agents, the Purchasers and the Trustee hereby waive, until October 31, 2003 only, the Specified Default.

            The waiver set forth in this letter shall become effective as of the date hereof, if and when the Program Agent shall have received counterparts of this letter, executed by the Transferor, the Servicer, the Managing Agents, the Purchasers and the Program Agent. Except as otherwise expressly provided herein, this letter agreement shall not operate as a waiver of any Series Early Amortization Event or of any right, power, or remedy of the Program Agent, the Managing Agents or the Purchasers under the Supplement, the Certificate Purchase Agreement or any other Transaction Document, instrument or agreement executed in connection therewith (collectively, the "Documents"); and each of the Documents shall remain in full force and effect and is hereby ratified and confirmed.

            This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                                            Very truly yours,

                                            THE EL-BEE RECEIVABLES CORPORATION,
                                            as Seller

                                            By: ______________________________
                                                Name:
                                                Title:
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Acknowledged and agreed:

THE EL-BEE CHARGIT CORP., as Servicer      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           as Trustee

By: ___________________________
Name:                                      By: ________________________________
Title:                                     Name:
                                           Title:


CITICORP NORTH AMERICA, INC., as           CRC FUNDING, LLC (as successor to
Program Agent and as a Managing Agent      Corporate Receivables Corporation),
                                           as a Conduit Purchaser


By: ___________________________            By:  Citicorp North America, Inc., as
Name:                                           Attorney-in-Fact
Title:

                                                By: ___________________________
                                                    Name:
                                                    Title:

CITIBANK, N.A., as a Committed Purchaser   FLEET SECURITIES INC., as a Managing
                                           Agent


By: ___________________________            By: ___________________________
Name:                                      Name:
Title:                                     Title:


EAGLEFUNDING CAPITAL CORP., as a           FLEET NATIONAL BANK, as a Committed
Conduit Purchaser                          Purchaser


By: Fleet Securities Inc., as              By: ___________________________
    Attorney-in-Fact                           Name:
                                               Title:
By: ___________________________
Name:
Title: